EXHIBIT 4.01


                          LEHMAN BROTHERS HOLDINGS IC.

             Prudential Research Universe Diversified Equity NotesSM

                        PRUDENTSSM Due December 29, 2004

Number R-1                                                        $40,000,000
                                                            CUSIP 524908 DK 3


See Reverse for Certain Definitions

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO LEHMAN BROTHERS HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  LEHMAN BROTHERS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, on the Stated Maturity, in such coin or currency of the United States of America at the time of payment shall be legal tender for the payment of public and private debts, for each $1,000 principal amount of the Securities represented hereby, an amount equal to the greater of
(a) $1,000 and (b) the Alternative Redemption Amount (the "Maturity Payment Amount").

                  Any amount payable hereon will be paid only upon presentation and surrender of this Security.

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                                                                               2
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  "Prudential Research Universe Diversified Equity Notes" and "PRUDENTS" are service marks of Prudential Securities.

                  This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

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                                                                               3



                  IN WITNESS WHEREOF, LEHMAN BROTHERS HOLDINGS INC. has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.

     Dated: June 29, 2001            LEHMAN BROTHERS HOLDINGS INC.



                          By:            /s/ Barrett S. DiPaolo
                                  ---------------------------------------------
                                   Name:  Barrett S. DiPaolo
                                   Title: Vice President

[SEAL]
                          Attest:      /s/ Cindy Gregoire
                                  ---------------------------------------------
                                    Name:  Cindy Gregoire
                                    Title: Assistant Secretary




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated: June 29, 2001

CITIBANK, N.A.
  as Trustee

By:  ___________________________
         Authorized Signatory


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                          [Form of Reverse of Security]

     This Security is one of a duly authorized series of Securities of the Company designated as Prudential Research Universe Diversified Equity NotesSM, PRUDENTSSM Due December 29, 2004 (herein called the "Securities"). The Company may, without the consent of the holders of the Securities, create and issue additional notes ranking equally with the Securities and otherwise similar in all respects so that such further notes shall be consolidated and form a single series with the Securities; provided that no additional notes can be issued if an Event of Default has occurred with respect to the Securities. This series of Securities is one of an indefinite number of series of debt securities of the Company, issued and to be issued under an indenture, dated as of September 1, 1987, as amended (herein called the "Indenture"), duly executed and delivered by the Company and Citibank N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities.

                  The Average Level of the Underlying Basket used to calculate the Alternative Redemption Amount shall be determined by the Calculation Agent.

                  All percentages resulting from any calculation with respect to the Securities will be rounded at the Calculation Agent's discretion.

                  The Trustee shall fully rely on the determination by the Calculation Agent of the Maturity Payment Amount and shall have no duty to make any such determination.

                  This Security is not subject to any sinking fund and is not redeemable prior to its Stated Maturity.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the amounts payable on all of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The amount payable to the Holder hereof upon any acceleration permitted under the Indenture will be equal to the Maturity Payment Amount calculated as though the date of acceleration was the Stated Maturity.


                 The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 662/3% in aggregate principal amount of each series of Securities at the time Outstanding to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any premium payable on redemption, or make the principal thereof, or premium, if any, or interest therein payable in any coin or currency other than that hereinabove provided, without the consent of the holder of each Security so affected, or (ii) change the place of payment on any Security, or impair the right to institute suit for payment on any Security, or reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture,


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                                                                               2

without the consent of the holders of each Security so affected. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Default under the Indenture with respect to such series and its consequences, except a default in the payment of interest, if any or the principal of, or premium if any, on any of the Securities of such series, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal amount with respect to this Security.

                  The Securities are issuable in denominations of $1,000 and any integral multiple of $1,000.

                  The Company, the Trustee, and any agent of the Company or of the Trustee may deem and treat the registered holder (the "Holder") hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Security.

                  No recourse for the payment of the principal of, premium, if any, or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or agency in a Place of Payment for this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series or of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

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                                                                               3


                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Set forth below are definitions of some of the terms used in this Security.

                  "Alternative Redemption Amount" shall mean the product of (a) the Issue Price and (b) the Average Level of the Underlying Basket divided by 100.

                  "AMEX" shall mean the American Stock Exchange.

                  "Average Execution Price" for a security or other property shall mean the average execution price that an affiliate of the Company receives or pays for such security or property, as the case may be, to hedge the Company's obligations under the Securities.

                  "Average Level of the Underlying Basket" shall be equal to the arithmetic average of the Level of the Underlying Basket on each of the Calculation Dates.

                  "Business Day" notwithstanding the Indenture, shall mean any day other than a Saturday, a Sunday or a day on which either the NYSE or the AMEX is not open for securities trading or commercial banks in New York City are authorized or required by law or executive order to remain closed.

                  "Calculation Agency Agreement" shall mean the Calculation Agency Agreement, dated as of June 29, 2001, between the Company and the Calculation Agent, as amended, modified or supplemented from time to time.

                  "Calculation Agent" shall mean the person that has entered into an agreement with the Company providing for, among other things, the determination of the Level of the Underlying Basket and the Maturity Payment Amount. The initial Calculation Agent is Lehman Brothers Inc.
 .
                  "Calculation Date" shall mean each of September 26, 2001, December 26, 2001, March 26, 2002, June 26, 2002, September 26, 2002, December 26, 2002, March 26, 2003, June 26, 2003, September 26, 2003, December 26, 2003,
March 26, 2004, June 26, 2004, September 26, 2004 and December 26, 2004.

                  "Close of Trading" shall mean 4:00 p.m., New York City time.

                  "Closing Price," means the following, determined by the Calculation Agent based on information reasonably available to it:

(i) If the Underlying Security is listed on a United States national securities exchange, trading system or is a NASDAQ Stock Market, Inc. security, the last reported sale price at the Close of Trading, regular way, on such day, on the primary securities exchange or trading system registered under the Securities Exchange Act of 1934 on which such Underlying Security is listed or admitted to trading or NASDAQ Stock Market, Inc., as the case may be.
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                                                                               4

(ii) If the Underlying Security is listed on a non-United States securities exchange, trading system (other than a bulletin board) or market, the last reported sale price at the Close of Trading, regular way, on such day, on the primary exchange, trading system or market on which such Underlying Security is listed or admitted to trading, as the case may be. The Closing Price will then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate.

(iii) If the Underlying Security is not listed on a national securities exchange or trading system or is not a NASDAQ Stock Market, Inc. security, and is listed or traded on a bulletin board, the Average Execution Price of the Underlying Security. If such Underlying Security is listed or traded on a non-United States bulletin board, the Closing Price will then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate.

(iv) If a Market Disruption Event has occurred for an Underlying Security on a day on which the Closing Price for such Underlying Security is to be calculated, the Closing Price for such Underlying Security shall initially be determined using the Closing Price for such Underlying Security on the next preceding Trading Day on which a Market Disruption Event did not occur. Once the Market Disruption Event has ceased, the Closing Price of such Underlying Security shall then be adjusted to equal the Average Execution Price of the Underlying Security.

                  "Issue Price" shall mean $1,000.

                  "Level of the Underlying Basket", when used with respect to any Calculation Date shall equal the sum of (a) the sum of the products of the Closing Prices and the applicable Multipliers for each Underlying Security for which a Market Disruption Event does not occur on such Calculation Date, (b) if a Market Disruption Event occurs for an Underlying Security on such Calculation Date, the product of the Closing Price for such Underlying Security and the Multiplier for such Underlying Security and (c) any Cash included in the Underlying Basket on such Calculation Date.

                  "Market Disruption Event" with respect to an Underlying Security means any of the following events as determined by the Calculation
Agent:

(i) A suspension, absence or material limitation of trading of such Underlying Security has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such Underlying Security is traded or, in the case of an Underlying Security not listed or quoted in the United States, on the primary exchange, trading system or market for such Underlying Security. Limitations on trading during significant market fluctuations imposed pursuant to NYSE Rule 80B or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope or as a replacement for Rule 80B, may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for an Underlying Security traded on a bulletin board means a suspension, absence or material limitation of trading of such Underlying Security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.
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                                                                               5
(ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to such Underlying Security, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which options contracts related to such Underlying Security are traded or otherwise.

(iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of such Underlying Security or in respect of options contracts related to such Underlying Security, in each case traded on any major U.S. exchange or trading system or in the case of Underlying Securities of a non-U.S. issuer, the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

(i) a limitation on the hours or number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

(ii) any suspension in trading in an option contract on an Underlying Security by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts will constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

(iii) a suspension or material limitation on an exchange, trading system or in a market will include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but will not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

(iv)     "Trading systems" include bulletin board services

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                                                                               6



                  "Multiplier" relating to each Underlying Security shall mean the number of shares or other units (including ADRs) (or fractional share or other unit expressed as a decimal) of such Underlying Security included in the Underlying Basket. The initial multipliers are as set forth below:


         Underlying Security             Initial Multiplier (number of shares)
         -------------------             -------------------------------------
         Applied Materials, Inc.                                        0.1195
         Texas Instruments Incorporated                                 0.1941
         American Home Products Corporation                             0.0980
         Amgen Inc.                                                     0.0950
         AOL Time Warner Inc.                                           0.0946
         General Motors Corporation                                     0.0799
         Wal-Mart Stores, Inc.                                          0.1018
         Colgate-Palmolive Company                                      0.0741
         Dreyer's Grand Ice Cream Inc.                                  0.1645
         Alliance Capital Management L.P.                               0.0969
         American International Group, Inc.                             0.0592
         Citigroup Inc.                                                 0.0959
         Fannie Mae                                                     0.0588
         Duke Energy Corporation                                        0.0879
         Enron Corp.                                                    0.0792
         General Dynamics Corporation                                   0.0537
         General Electric Company                                       0.1230
         Conoco Inc. (Class A)                                          0.1686
         El Paso Corporation                                            0.0955
         Nabors Industries, Inc.                                        0.1153

                  The Multiplier with respect to each Underlying Security shall remain constant until Stated Maturity unless adjusted for certain extraordinary corporate events as described in the Calculation Agency Agreement.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Official W.M. Reuters Spot Closing Rates" shall mean the closing spot rates published on Reuters page "WMRA" relevant for such Underlying Security.

                  "Stated Maturity" shall mean December 29, 2004, or if a Market Disruption Event occurs on December 29, 2004 (or if December 29, 2004 is not a Business Day, on the next Business Day on which the Level of the Underlying Basket can be calculated), the third Business Day after the date that an affiliate of the Company completes the sale of the Underlying Security with respect to which such Market Disruption Event occurred to hedge the Company's obligations under the Securities.

                  "Trading Day" shall mean a day on which trading generally is conducted on the NYSE, AMEX and NASDAQ NMS and in the over-the-counter market for equity securities as determined by the Calculation Agent.

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                                                                               7
                  "Underlying Basket" shall mean the basket composed of the Underlying Securities.


     "Underlying Securities" shall mean the securities included in the Underlying Basket from time to time and shall initially be the following twenty common stocks or other equity securities (as identified by trading symbol):
Applied Materials, Inc. (AMAT), Texas Instruments Incorporated (TXN), American Home Products Corporation (AHP), Amgen Inc. (AMGN), AOL Time Warner Inc. (AOL), General Motors Corporation (GM), Wal-Mart Stores, Inc. (WMT), Colgate-Palmolive Company (CL), Dreyer's Grand Ice Cream Inc. (DRYR), Alliance Capital Management L.P. (AC), American International Group, Inc. (AIG), Citigroup Inc. (C), Fannie Mae (FNM), Duke Energy Corporation (DUK), Enron Corp. (ENE), General Dynamics Corporation (GD), General Electric Company (GE), Conoco Inc. (Class A) (COC/A), El Paso Corporation (EPG) and Nabors Industries, Inc. (NBR). The Underlying Securities shall only be adjusted by the Calculation Agent pursuant to the Calculation Agency Agreement for certain extraordinary corporate events.


                  All terms used but not defined in this Security are used herein as defined in the Indenture.


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                     --------------------------------

                  The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-as tenants in common   UNIF GIFT MIN ACT - ________ Custodian ________
                                                  (Cust)              (Minor)
TEN ENT-as tenants by the entireties     under Uniform Gifts to Minors
JT TEN-as joint tenants with right of   Act _________________________
          Survivorship and not as               (State)
              tenants in common

                      Additional abbreviations may also be used though not in the above list.

                      --------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------

--------------------------------

-----------------------------------------------------------------------------
(Name and Address of Assignee, including zip code, must be printed or typewritten.)

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the within Security, and all rights thereunder, hereby irrevocably constituting and appointing

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to transfer the said Security on the books of the Company, with full power of substitution in the premises.

         Dated:

                                       ----------------------------------------

         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:





---------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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